Exhibit 99.1

For Immediate Release

May 10, 2013

Leading Proxy Advisory Firm ISS Recommends Clearwire Stockholders

Vote ‘FOR’ Proposed Transaction with Sprint

Company Comments on Glass Lewis Report

BELLEVUE, Wash. – May 10, 2013 – Clearwire (the “Company”) today announced that Institutional Shareholder Services (“ISS”), a leading independent proxy voting and corporate governance advisory firm, recommends that Clearwire stockholders vote ‘FOR’ the proposed transaction with Sprint. The Company also commented on Glass Lewis’ recent report regarding the transaction.

Clearwire issued the following statement, “We are very pleased that ISS has recommended that stockholders vote FOR the proposed transaction with Sprint. This recommendation affirms the conclusion of a rigorous multi-year strategic review and reinforces the board’s unanimous belief that this combination is the best strategic alternative for Clearwire’s minority stockholders, delivering certain, fair and attractive value.”

In its report dated May 10, 2013, recommending that stockholders vote FOR the merger, ISS stated the following:1

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“The current [Sprint] offer falls within an appropriate valuation range as determined by evaluating independent analyst price targets, relative share price premia, and precedent transactions for similar spectrum.

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“Because the sales process appears to have been both extensive and well-known in the industry; CLWR’s business is increasingly unviable on a stand-alone basis; the company requires interim financing from Sprint to fund operations and satisfy interest payments…a vote FOR the transaction is warranted.”

Clearwire also noted that it strongly believes that Glass Lewis reached the wrong conclusion in failing to recommend that stockholders vote for the proposed Sprint transaction. The Company believes that in its report, Glass Lewis failed to recognize the comprehensive process that led both the Special Committee and the entire board of directors to unanimously determine that the Sprint transaction is the best alternative for Clearwire’s stockholders.

The Clearwire board unanimously recommends that stockholders follow the recommendation of ISS and vote their shares FOR all of the proposals relating to the proposed transaction with Sprint by returning the WHITE proxy card with a “FOR” vote. The failure to vote or an abstention has the same effect as a vote against the proposed combination. Because some of the proposals required to close the proposed transaction requires the affirmative vote of 75% of all outstanding shares, the votes of all of Clearwire stockholders are important.

If stockholders do not approve the proposals related to the proposed combination, there is no assurance that shares of Clearwire common stock will be able to be sold for the same or greater value in the future. As Clearwire has previously stated, if the transaction is not approved, there will be substantial doubt about Clearwire’s ability to continue operations, especially as the company projects that it will run out of liquidity in the first quarter of 2014. Furthermore, a rejection of the Sprint transaction would increase the difficulty in raising new capital, could limit available vendor financing for any future LTE network build and would create operational challenges in all areas of the business.

[1]	Permission to use quotations was neither sought nor obtained.

Clearwire urges stockholders to discard any gold proxy cards they may receive, as these proxy cards were sent by a dissident stockholder. If stockholders previously submitted a gold proxy card, Clearwire urges stockholders to cast their vote as instructed on the WHITE proxy card as soon as stockholders receive it. A vote on the WHITE proxy card will revoke any earlier dated proxy card that was submitted, including any white proxy card. If stockholders have questions or need assistance voting their shares, please contact Clearwire’s proxy solicitor, MacKenzie Partners, Inc., toll-free at (800) 322-2885 or call collect at (212) 929-5500.

If you have any questions, require assistance with voting your WHITE proxy card,

or need additional copies of the proxy materials, please contact:

MacKenzie Partners, Inc.

105 Madison Avenue

New York, NY 10016

proxy@mackenziepartners.com

(212) 929-5500 (Call Collect)

Or

TOLL-FREE (800) 322-2885

Cautionary Statement Regarding Forward-Looking Statements

This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.

This document contains forward-looking statements relating to the proposed merger and related transactions (the “transaction”) between Sprint and Clearwire. All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits and efficiencies of the transaction; the competitive ability and position of Sprint and Clearwire; and any assumptions underlying any of the foregoing, are forward- looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, any conditions imposed in connection with the transaction, approval of the transaction by Clearwire stockholders, the satisfaction of various other conditions to the closing of the transaction contemplated by the merger agreement, and other factors discussed in Clearwire’s and Sprint’s Annual Reports on Form 10- K for their respective fiscal years ended December 31, 2012, their other respective filings with the U.S. Securities and Exchange Commission (the “SEC”) and the proxy statement and other materials that have been or will be filed with the SEC by Clearwire in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized.

Clearwire does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information and Where to Find It

In connection with the transaction, Clearwire has filed a Rule 13e-3 Transaction Statement and a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire’s stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the SEC’s web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire, Attn: Investor Relations, (425) 505-6494. Clearwire’s filings with the SEC are also available on its website at www.clearwire.com.

Participants in the Solicitation

Clearwire and its officers and directors and Sprint and its officers and directors may be deemed to be participants in the solicitation of proxies from Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire’s Special Meeting of Stockholders, which was filed with the SEC on April 24, 2013. Information about Sprint officers and directors is set forth in Sprint’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statement regarding the transaction, which was filed by Clearwire with the SEC.

Media Contacts:

Susan Johnston, (425) 505-6178

susan.johnston@clearwire.com

JLM Partners for Clearwire

Mike DiGioia or Jeremy Pemble, (206) 381-3600

mike@jlmpartners.com or jeremy@jlmpartners.com

Investor Contacts:

Alice Ryder, (425) 505-6494

alice.ryder@clearwire.com

MacKenzie Partners for Clearwire

Dan Burch or Laurie Connell, (212) 929-5500

dburch@mackenziepartners.com or lconnell@mackenziepartners.com

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